UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 1, 2019
Cintas Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 459-1200

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTAS	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 193 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2019, the Board of Directors (the Board) of Cintas Corporation (the Company or Cintas), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, expanded the Board from eight members to nine members and appointed Karen L. Carnahan to the Board, effective immediately. Ms. Carnahan will hold office until the next annual meeting of the shareholders and until her successor has been elected or until her earlier resignation or removal.
Ms. Carnahan will participate in the Company’s standard compensation arrangements for non-employee directors, as more particularly described in the Company’s 2018 proxy statement filed with the Securities and Exchange Commission.
Prior to her 2015 retirement as chief operating officer of Shred-it International Inc. (Shred-it), Ms. Carnahan was an employee-partner of Cintas for more than 30 years. She first joined the company’s finance and treasury department after completing several years with Arthur Andersen & Co. Ms. Carnahan served Cintas at an executive level for more than 20 years, including in the roles of vice president & treasurer, vice president of corporate development and president & chief operating officer of Cintas’ document management division. She joined Shred-it in 2014 when the Company’s document management business merged with Shred-it.
Ms. Carnahan has also received several prestigious awards, including being named a Woman of Excellence by the West Chester, Ohio Chamber Alliance, a 2009 Greater Cincinnati YWCA Career Woman of Achievement and receiving the Ohio Diversity Council's Glass Ceiling Award in 2013.
There is no arrangement or understanding between Ms. Carnahan and any other person pursuant to which Ms. Carnahan was elected as a director of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date: July 1, 2019	By:	/s/ J. Michael Hansen
J. Michael Hansen
Executive Vice President and Chief Financial Officer